FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 19, 2014, Essex Property Trust, Inc. (the “Company”), announced the appointment of John Farias, age 46, as Group Vice President, Chief Accounting Officer (“CAO”) and principal accounting officer for purposes of the Securities Exchange Act of 1934, as amended. The appointment is effective January 5, 2015. Mr. Farias assumes the role of principal accounting officer from Michael T. Dance, Executive Vice President and Chief Financial Officer, who has held the role of principal accounting officer since the middle of 2013. Mr. Dance will continue to serve the Company as Executive Vice President and Chief Financial Officer.

Prior to joining the Company, Mr. Farias served as Vice President and then CAO responsible for financial reporting of Starwood Waypoint Residential Trust and certain affiliated companies since February 2013. From 2006 to 2012, Mr. Farias was Vice President, Fund Operations for Prologis, Inc. (formerly AMB Property Corporation (“AMB”)), where he oversaw and managed the processes and functions surrounding the global platform of fund operations and fund reporting. From 1996 to 2005, Mr. Farias worked for AMB in various accounting positions culminating as Vice President, Controller responsible for AMB’s public and private financial reporting. Mr. Farias worked as an auditor for PricewaterhouseCoopers LLP, from May 1993 to March 1996. Mr. Farias holds a Bachelor of Commerce from the University of Toronto, Canada, an M.B.A. from the Haas School of Business at the University of California, Berkeley and is a California Certified Public Accountant (inactive).

There is no arrangement or understanding between Mr. Farias and any other person pursuant to which Mr. Farias was elected as an officer of the Company. There are no transactions in which Mr. Farias has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Farias will participate in the usual compensation and benefit programs available to an executive officer of the Company. The Company and Mr. Farias will enter into an indemnification agreement in substantially the same form as the Company has entered into with its existing executive officers. Mr. Farias is to receive a one-time equity award in the form of Long Term Incentive Plan Rewards in connection with the commencement of his employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer
Date: December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essex Portfolio, L.P.
By: Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President and Chief Financial Officer
Date: December 19, 2014